Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact: Leigh J. Abrams, President and CEO
Phone: (914) 428-9098 Fax: (914) 428-4581
E Mail: Drew@drewindustries.com

Drew Industries to Present at Lambert-Edwards SMID-West Stock Conference on December 5

White Plains, New York - Dec. 1, 2006 - Fred Zinn, Executive Vice President and CFO of Drew Industries Incorporated (NYSE: DW), will present to investors and analysts at the Lambert-Edwards SMID-West Stock Conference at 1:45 p.m. ET (12:45 p.m. CT) on December 5 at the Drake Hotel in Chicago.

A live webcast of the presentation will be available to investors, analysts and media at http://www.lambert-edwards.com/smid. An archive of the webcast will be available for 30 days.

SMID-West 2006 is an invitation-only event to introduce Midwest-based buyside and sellside analysts to the management teams of top-performing small and mid-cap (SMID) companies. Lambert, Edwards and Associates, Inc., in partnership with NASDAQ, BetterInvesting.org, PR Newswire and Roadcast™, will host SMID-West 2006.

About Drew
Drew, through its wholly owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs and manufactured homes. Drew’s products include vinyl and aluminum windows and screens, doors, chassis, chassis parts, RV slide-out mechanisms and power units, leveling devices, bath and shower units, axles, bed lifts, steps, electric stabilizer jacks, as well as trailers for hauling equipment, boats, personal watercrafts and snowmobiles, and chassis and windows for modular homes and offices. From 46 factories located throughout the United States and one factory in Canada, Drew serves most major national manufacturers of RVs and manufactured homes in an efficient and cost-effective manner. Additional information about Drew and its products can be found at www.drewindustries.com.

Forward-Looking Statements
The presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in the presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation, those relating to the Company’s future business prospects, revenues and income are necessarily estimates reflecting the best judgment of the Company’s senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Forward-looking statements, therefore, should be considered in light of various important factors. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, changes in zoning regulations for manufactured homes, the financial condition of the Company’s customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.
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